EXHIBIT 99.2


                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

      The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of ActiveCore and Cratos after giving effect to the acquisition of Cratos using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The acquisition of Cratos was completed on May 19, 2005.

      The unaudited pro forma condensed consolidated balance sheet as of March 31, 2005 is presented to give effect to the acquisition of Cratos as if it had occurred on March 31, 2005. The unaudited pro forma condensed consolidated statement of operations of ActiveCore for the three months ended March 31, 2005 and the unaudited pro forma condensed consolidated statement of operations for the twelve months ended December 31, 2004 are presented as if this acquisition had taken place on January 1, 2004.

      Under the purchase method of accounting, the total estimated purchase price, calculated as described in Note 2 to these unaudited pro forma condensed consolidated financial statements, is allocated to the net tangible and intangible assets of Cratos in connection with the acquisition. A final determination of these fair values will be based on the actual net tangible and identifiable intangible assets of Cratos that existed as of the date of completion of the acquisition.

      As these unaudited pro forma condensed consolidated financial statements have been prepared based on preliminary estimates of fair values relating to the Cratos acquisition, the actual amounts recorded as of the completion of the acquisition may differ from the information presented in these unaudited pro forma condensed consolidated financial statements due to the impact of ongoing integration activities and the finalization of Cratos' net assets as of the completion date (May 19, 2005), and these differences may be material.

      As of the completion date of this acquisition, management of ActiveCore began to assess and formulate plans to exit certain activities of Cratos and to terminate or relocate certain employees. These assessments are expected to be completed shortly and additional costs may be incurred. Costs of $853,000 will be incurred for severance or relocation costs related to Cratos employees, costs of vacating certain facilities of Cratos, and other direct costs associated with this transaction. Consequently, a pro forma adjustment of $853,000 was recognized for these anticipated costs in ActiveCore's accounting for the consummation of the Cratos acquisition. These estimates are preliminary and subject to change based on ActiveCore's further assessments.

      The pro forma condensed consolidated statements of operations do not include any non-recurring charges or credits, such as those described in the preceding paragraph, directly attributable to the acquisition. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in ActiveCore's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004 and Quarterly Report on Form 10-QSB for its quarter ended March 31, 2005. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of the consolidated results of operations or financial condition of ActiveCore that would have been reported had the acquisitions been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of ActiveCore.


                                         ACTIVECORE TECHNOLOGIES, INC.
                           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                             As of March 31, 2005
                                                (In US Dollars)

                                                                                Pro Forma
                                                Activecore       Cratos        Adjustments         Pro Forma
                                               ------------    ------------    ------------       ------------
                                                               (Note 3)
ASSETS
Current assets:
       Cash                                    $      7,693    $    438,175    $    (82,670)(A)   $    363,198
       Accounts receivable, net                   2,795,803       1,286,291         (30,030)(G)      4,052,064
       Other receivables                             21,441              --              --             21,441
       Taxes recoverable                                 --         123,050              --            123,050
       Prepaid expenses and other assets            177,631          43,296              --            220,927
                                               ------------    ------------    ------------       ------------
       Total current assets                       3,002,568       1,890,812        (112,700)         4,780,680

Capital assets                                      280,216         185,445         (49,365)(F)        416,296
Goodwill and other intangible assets, net         1,926,066             827       4,159,697 (C)      6,086,590
Investments at cost                                 262,648              --              --            262,648
Deferred consulting and financing expense           116,714              --              --            116,714
                                               ------------    ------------    ------------       ------------
                                               $  5,588,212    $  2,077,084    $  3,997,632       $ 11,662,928
                                               ============    ============    ============       ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Bank overdraft                          $    126,215    $         --    $         --       $    126,215
       Accounts payable                             966,565       2,257,110              --          3,223,675
       Accrued liabilities                          764,640         418,197         852,794 (D)      2,035,631
       Taxes payable                              1,003,193          57,201              --          1,060,394
       Leases payable, current portion               19,603              --              --             19,603
       Long-term debt, current portion              985,615              --          82,670 (B)      1,068,285
       Due to related parties                       166,711         750,623        (750,623)(H)        166,711
       Other liabilities                            281,552              --              --            281,552
                                               ------------    ------------    ------------       ------------
       Total current liabilities                  4,314,094       3,483,131         184,841          7,982,066

Long term liabilities:
       Long-term debt                               559,539              --              --            559,539
       Deferred tax liability                            --              --         382,818 (K)        382,818
       Leases payable, long-term portion             25,583              --              --             25,583
                                               ------------    ------------    ------------       ------------
                                                    585,122              --         382,818            967,940

Shareholders' equity:
       Preferred stock, series A                      8,333              --              --              8,333
       Preferred stock, series B                      4,168              --              --              4,168
       Common stock                                 472,417              83       2,023,843 (E)      2,496,343
       Common stock to be returned                  (68,783)             --              --            (68,783)
       Additional paid-in-capital                39,265,606              --              --         39,265,606
       Shares to be issued                          176,000              --              --            176,000
       Accumulated deficit                      (38,846,184)     (1,406,130)      1,406,130 (I)    (38,846,184)
       Accumulated other comprehensive loss        (196,823)             --              --           (196,823)
       Deferred Compensation                       (125,738)             --              --           (125,738)
                                               ------------    ------------    ------------       ------------
       Total shareholders' equity                   688,996      (1,406,047)      3,429,973          2,712,922
                                               ------------    ------------    ------------       ------------
                                               $  5,588,212    $  2,077,084    $  3,997,632       $ 11,662,928
                                               ============    ============    ============       ============


                       See accompanying notes to the proforma condensed consolidated financial statements


                                                 ACTIVECORE TECHNOLOGIES, INC.
                               Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                        For the Three Month Period Ended March 31, 2005
                                                        (In US Dollars)


                                                                                                     Pro Forma
                                                                     Activecore         Cratos      Adjustments     Pro Forma
                                                                    ------------    ------------    ------------   ------------
                                                                                                      (Note 3)
Revenues                                                                 523,008       1,641,854              --      2,164,862

Cost of revenues:
        Direct Wages                                                     141,262       1,103,601              --      1,244,863
        Amortization of licensing agreements and other costs             104,372              --              --        104,372
                                                                    ------------    ------------    ------------   ------------
              Total cost of revenues                                     245,634       1,103,601              --      1,349,235
                                                                    ------------    ------------    ------------   ------------
Gross profit                                                             277,374         538,253              --        815,627

Operating expenses:
        Salaries and wages                                               373,025         159,425              --        532,450
        Consulting fees                                                  158,949              --              --        158,949
        Research and development                                          55,000              --              --         55,000
        Legal and accounting                                              78,575          16,187              --         94,762
        General and administrative                                       397,781         249,984              --        647,765
        Financial advisory fees                                           28,639              --              --         28,639
        Amortization and depreciation                                     31,232              --          49,467 (J)     80,699
                                                                    ------------    ------------    ------------   ------------
              Total operating expenses                                 1,123,201         425,596          49,467      1,598,264

Loss from operations                                                    (845,827)        112,657         (49,467)      (782,637)
Other income (expense)
        Interest income                                                      460              --              --            460
        Interest expense                                                 (75,075)           (901)             --        (75,976)
        Foreign exchange loss                                            (33,740)             --              --        (33,740)
                                                                    ------------    ------------    ------------   ------------
Total other expense                                                     (108,355)           (901)             --       (109,256)

Loss before taxes                                                       (954,182)        111,756         (49,467)      (891,893)
Provision for income taxes                                                    --              --              --             --
                                                                    ------------    ------------    ------------   ------------
Net loss for the period                                             $   (954,182)   $    111,756    $    (49,467)  $   (891,893)
                                                                    ============    ============    ============   ============

Basic and diluted income per share                                  $      (0.02)                                  $      (0.02)
Weighted average number of Common
        Shares outstanding - basic and diluted                        46,299,267                                     55,320,297


                      See accompanying notes to the proforma condensed consolidated financial statements


                                        ACTIVECORE TECHNOLOGIES, INC.
                      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                             For the Twelve Month Period Ended December 31, 2004
                                               (In US Dollars)


                                                                                  Pro Forma
                                                  Activecore        Cratos       Adjustments      Pro Forma
                                                 ------------    ------------    ------------    ------------
                                                                                   (Note 3)
Revenues                                            3,954,881       2,572,147              --       6,527,028

Cost of revenues:
        Direct Wages                                  835,242       2,214,339              --       3,049,581
        Amortization of licensing agreements
          and other costs                             187,085              --              --         187,085
                                                 ------------    ------------    ------------    ------------
              Total cost of revenues                1,022,327       2,214,339              --       3,236,666
                                                 ------------    ------------    ------------    ------------
Gross profit                                        2,932,554         357,808              --       3,290,362

Operating expenses:
        Salaries and wages                          1,359,021         222,094              --       1,581,115
        Consulting fees                               439,413              --              --         439,413
        Research and development                      141,063              --              --         141,063
        Legal and accounting                          465,152          40,519              --         505,671
        General and administrative                    969,907       1,443,006              --       2,412,913
        Financial advisory fees                        30,967              --              --          30,967
        Amortization and depreciation                 192,450          44,848         197,867 (J)     435,165
                                                 ------------    ------------    ------------    ------------
              Total operating expenses              3,597,973       1,750,467         197,867       5,546,307

Loss from operations                                 (665,419)     (1,392,659)       (197,867)     (2,255,945)
Other income (expense)
        Gain on early extinguishment of debt            2,000              --              --           2,000
        Interest income                                37,470              --              --          37,470
        Interest expense                             (206,114)         (2,948)             --        (209,062)
        Foreign exchange loss                         174,326         (38,376)             --         135,950
                                                 ------------    ------------    ------------    ------------
Total other income (expense)                            7,682         (41,324)             --         (33,642)

Loss from continuing operations before taxes         (657,737)     (1,433,983)       (197,867)     (2,289,587)
Provision for income taxes                                 --         184,105              --         184,105
                                                 ------------    ------------    ------------    ------------
Net loss from continuing operations              $   (657,737)   $ (1,249,878)   $   (197,867)   $ (2,105,482)
                                                 ============    ============    ============    ============

Basic and diluted loss per share                 $      (0.02)                                   $      (0.04)
Weighted average number of Common
        Shares outstanding - basic and diluted     41,133,879                                      50,154,909


             See accompanying notes to the proforma condensed consolidated financial statements

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                                 (in US Dollars)

Note 1: Basis of Presentation

The unaudited pro forma condensed consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in ActiveCore's Form 8-K/A prepared in connection with the acquisition of Cratos. These unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Cratos.

The information concerning ActiveCore has been obtained from the audited consolidated financial statements of ActiveCore for the year ended December 31, 2004 and the unaudited consolidated financial statements for the three months ended March 31, 2005. The information concerning Cratos has been obtained from the audited consolidated financial statements of Cratos for the year ended October 31, 2004 and the unaudited consolidated financial statements for the three months ended January 31, 2005. The pro forma information relating to Cratos has been translated from Canadian dollars to US dollars at the rate of ..7583 for the 12 months ended October 31, 2004 and the rate of .8242 for the 3 months ended Janauary 31, 2005. The pro forma balance sheet information for Cratos was translated at a rate of .8267.

ActiveCore plans to terminate a number of employees relating to this acquisition subsequent to its closing. As such, ActiveCore expects the acquired entities to have lower operating expenses than that reported in the unaudited pro forma condensed consolidated statement of operations. However, in accordance with Regulation S-X (Article 11), adjustments were not included in the unaudited pro forma condensed consolidated statement of operations to reflect these post-acquisition events, as any such adjustments would reflect judgmental estimates of historical management practices.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and do not purport to be indicative of the Company's financial position or results of operations which would actually have been obtained had such transactions been completed as of the date or for the periods presented, or of the financial position or results of operations that may be obtained in the future.

Note 2: Purchase Price Allocation

On May 19, 2005, ActiveCore completed the acquisition of all of the issued and outstanding stock of Cratos for cash consideration of $82,670, share consideration of $2,023,926, and the issuance of a promissory note payable in August, 2005 of $82,670. The share consideration represents 9,021,030 common shares of the Company. The share consideration was valued for the purpose of determining the purchase price of Cratos using a simple average of the closing price of the Company's common shares for two days both before and after this transaction was announced.

The share consideration paid by the Company is subject to an adjustment based on whether the Cratos achieves specified EBITDA targets for the 8 successive quarters following the close of the transaction. If Cratos exceeds the targets, then the former shareholders could earn up to an additional 400,000 common shares of the Company. If Cratos fails to achieve these targets, then the shareholders will be required to contribute up to 400,000 additional shares back to the Company. Any adjustments required to the purchase price based on this adjustment clause will be accounted for in the period in which such adjustment is determined. Management is still assessing the accounting treatment of the contingent consideration to determine the effect, if any, on future earnings.

In accordance with Statement of Financial Accounting Standards No. 141, the acquisition has been accounted for as a purchase of Cratos by ActiveCore. For the purposes of these pro forma unaudited condensed consolidated financial statements, the purchase price of Cratos has been allocated to the assets acquired and liabilities assumed based on their fair values at March 31, 2005. For certain assets and liabilities, the book values at the acquisition date have been determined to reflect fair values. The following table summarizes the components of the total purchase prices of Cratos and the pro forma allocation:

The purchase price and purchase price allocation are summarized as follows:

Cash consideration                    82,670
Promissory note consideration         82,670
Share Consideration                2,023,926
                                   ---------
    Total purchase consideration   2,189,266

Allocated to:

Historical book value of Cratos' assets and liabilities            (1,406,047)

Adjustments to fair value tangible assets and liabilities:
  Capital assets                                                      (49,365)
  Due from related parties                                            (30,030)
  Due to related parties                                              750,623
                                                                 ------------
                                                                      671,228

  Acquisition accrual                                                (852,794)
  Identifiable intangible assets                                    1,063,384
  Intangible asset tax shield                                        (382,818)
                                                                 ------------
  Total allocation                                                   (907,047)
                                                                 ------------
Excess purchase price over allocation to identifiable assets
  and liabilities (goodwill)                                        3,096,313
                                                                 ============

The Company is currently undergoing a process to assign fair values to the intangible assets acquired as part of its acquisition of Cratos. The above purchase price allocation reflects a preliminary estimate of identifiable intangible assets determined by management. The Company anticipates that once this valuation process is finalized amounts assigned in this preliminary purchase price allocation may change, and such changes may be material.

Note 3: Pro Forma Adjustments

      The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

(A)   Represents the cash consideration paid for Cratos by ActiveCore.

(B)   Represents  the  promissory   note   consideration   paid  for  Cratos  by
      ActiveCore. This note is non interest bearing and is due in August 2005.

(C)   Represents total intangible assets acquired from Cratos as follows:

      Customer contracts and relationships                          1,063,384
      Goodwill                                                      3,096,313
                                                                 ------------
                                                                    4,159,697

(D)   To reflect the acquisition accrual which is comprised of the following:

      Direct Acquisition costs                                       (124,005)
      Employee termination costs                                      (74,403)
      Excess facility costs                                          (654,386)
                                                                 ------------
                                                                     (852,794)

(E) To eliminate the capital stock of Cratos at the date of acquisition and to record the share consideration paid for Cratos by ActiveCore as follows:

      Elimination of Cratos historical capital stock balance              (83)
      Share consideration paid to Cratos by ActiveCore              2,023,926
                                                                 ------------
                                                                    2,023,843

(F) To fair value capital assets to reflect assets acquired but not intended to be utilized.

(G) To fair value amounts due from related parties which are not expected to be recoverable.

(H) To remove amounts payable to related parties which were forgiven by the former shareholders of Cratos as part of the share purchase agreement.

(I) To remove the historical retained earnings for Cratos as of the date of acquisition.

(J) Reflects amortization relating to the specifically identifiable intangible assets acquired from Cratos at the date of acquisition. Amortization reflects a 5 years Straight-line amortization period. Also reflects lower depreciation relating to the fair value adjustment of capital assets recorded in (F).

(K) To record temporary tax difference related to the customer contracts and relationships recorded in (C) above.

                           FORWARD-LOOKING STATEMENTS

      This document contains forward-looking statements that are based on a number of assumptions and estimates and that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the actual results or performance of ActiveCore and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements.

      The risks, uncertainties and assumptions referred to above include the challenges of integration associated with the Cratos acquisition or other planned acquisitions; the inability to achieve anticipated synergies; the costs associated with the acquisition; the inability to maintain revenues on a combined company basis; employee management issues; the timely development, production and acceptance of products and services; the challenge of managing asset levels and expenses; and the other risks that are described from time to time in ActiveCore's Securities and Exchange Commission reports, including but not limited to ActiveCore's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 and ActiveCore's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

      ActiveCore assumes no obligation and does not intend to update these forward-looking statements.